                                                                    EXHIBIT 10.1


                             WASTE MANAGEMENT, INC.
                       RETIREMENT SAVINGS RESTORATION PLAN

                 As Amended and Restated Effective April 1, 2001

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----
ARTICLE 1  INTRODUCTION...........................................................................................1

         1.1 Purpose of Plan......................................................................................1
         1.2 Status of Plan.......................................................................................1

ARTICLE 2  DEFINITIONS............................................................................................1

         2.1 "Account"............................................................................................1
         2.2 "Base Salary"........................................................................................1
         2.3 "Beneficiary"........................................................................................1
         2.4 "Bonus"..............................................................................................1
         2.5 "Bonus Deferral".....................................................................................2
         2.6 "Change in Control"..................................................................................2
         2.7 "Code"...............................................................................................2
         2.8 "Company"............................................................................................2
         2.9 "Deferral Form"......................................................................................2
         2.10 "Effective Date"....................................................................................2
         2.11 "Elective Deferral".................................................................................2
         2.12 "Eligible Employee".................................................................................2
         2.13 "Employee"..........................................................................................2
         2.14 "Employer"..........................................................................................2
         2.15 "ERISA".............................................................................................2
         2.16 "Limit".............................................................................................2
         2.17 "Matched Deferral"..................................................................................2
         2.18 "Matching Allocation"...............................................................................2
         2.19 "Participant".......................................................................................3
         2.20 "Payment Form"......................................................................................3
         2.21 "Plan"..............................................................................................3
         2.22 "Plan Administrator"................................................................................3
         2.23 "Plan Committee"....................................................................................3
         2.24 "Plan Year".........................................................................................3
         2.25 "Qualified Plan"....................................................................................3
         2.26 "Total Compensation"................................................................................3
         2.27 "Transferred Amount"................................................................................3

ARTICLE 3  ELIGIBILITY AND PARTICIPATION..........................................................................3

         3.1 Eligibility..........................................................................................3
         3.2 Participation........................................................................................4
         3.3 Suspension of Participation..........................................................................4

                                TABLE OF CONTENTS
                                   (continued)


                                                                                                                PAGE
                                                                                                                ----

ARTICLE 4  DEFERRALS AND CONTRIBUTIONS............................................................................4

         4.1 Elective Deferrals...................................................................................4
         4.2 Bonus Deferrals......................................................................................4
         4.3 Elections............................................................................................4
         4.4 Matching Allocations.................................................................................5

ARTICLE 5  ACCOUNTS...............................................................................................6

         5.1 Accounts.............................................................................................6
         5.2 Investments..........................................................................................6
         5.3 Statements...........................................................................................6

ARTICLE 6  VESTING................................................................................................6


ARTICLE 7  DISTRIBUTION OF ACCOUNTS...............................................................................7

         7.1 Election as to Time and Form of Payment..............................................................7
         7.2 Death................................................................................................7
         7.3 Unforeseeable Emergency..............................................................................8
         7.4 Early Distribution...................................................................................8
         7.5 Taxes................................................................................................9

ARTICLE 8  PLAN ADMINISTRATION....................................................................................9

         8.1 Plan Administration and Interpretation...............................................................9
         8.2 Powers, Duties, Procedures...........................................................................9
         8.3 Information..........................................................................................9
         8.4 Indemnification of Plan Administrator................................................................9

ARTICLE 9  AMENDMENT AND TERMINATION.............................................................................10

         9.1 Authority to Amend and Terminate....................................................................10
         9.2 Existing Rights.....................................................................................10

ARTICLE 10 MISCELLANEOUS.........................................................................................10

         10.1 No Funding.........................................................................................10
         10.2 General Creditor Status............................................................................10
         10.3 Non-assignability..................................................................................10
         10.4 Limitation of Participant's Rights.................................................................11
         10.5 Participants Bound.................................................................................11
         10.6 Satisfaction of Claims; Unclaimed Benefits.........................................................11
         10.7 Not Contract of Employment.........................................................................11
         10.8 Severability.......................................................................................11
         10.9 Headings...........................................................................................11

                             WASTE MANAGEMENT, INC.
                       RETIREMENT SAVINGS RESTORATION PLAN

                 As Amended and Restated Effective April 1, 2001



                                    ARTICLE 1
                                  INTRODUCTION

         1.1 PURPOSE OF PLAN. Waste Management, Inc. (the "Company") established the Waste Management, Inc. Retirement Savings Restoration Plan (the "Plan") to provide certain eligible employees a means to defer a portion of their base salary and/or their bonus to save for retirement. The Plan is primarily designed to give these eligible employees an additional avenue to defer amounts that are in addition to and otherwise limited from deferral under the Waste Management Retirement Savings Plan due to certain limitations established under the Internal Revenue Code for such plan. The Plan is hereby amended and restated effective April 1, 2001.

         1.2 STATUS OF PLAN. The Plan is intended to be an unfunded plan maintained by the Company "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and the Plan shall be interpreted and administered consistent with this intent.

                                    ARTICLE 2
                                   DEFINITIONS

         Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

         2.1 "ACCOUNT" means an account established for the benefit of a Participant under Section 5.1, which may include one or more sub-accounts.

         2.2 "BASE SALARY" means the annual base salary rate payable by an Employer to an Eligible Employee for services performed during any Plan Year that would be includible in the Eligible Employee's gross income for such year determined before deductions made with respect to this Plan, the Qualified Plan, or any other plan maintained by an Employer permitting pre-tax contributions, such as an Employer-sponsored plan established under Code Section 125. Base Salary does not include income from stock option exercises, Bonuses and Bonus Deferrals under this Plan, or any other type of incentive award.

         2.3 "BENEFICIARY" means the beneficiary or beneficiaries designated by a Participant or otherwise under Section 7.2 to receive an amount, if any, payable from such Participant's Account upon the death of the Participant.

         2.4 "BONUS" means the annual bonus payable under the Company's management incentive plan.

         2.5 "BONUS DEFERRAL" means the portion of a Bonus that is deferred by a Participant under Section 4.2 with respect to a Plan Year.

         2.6 "CHANGE IN CONTROL" means a Change in Control as such term is defined in the Company's 1996 Stock Option Plan for Non-Employee Directors, as amended from time to time.

         2.7 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings issued thereunder. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

         2.8 "COMPANY" means Waste Management, Inc., a Delaware corporation, or any successor corporation thereto.

         2.9 "DEFERRAL FORM" means the document or documents, voice response or electronic media prescribed by the Plan Administrator pursuant to which a Participant may make elections to defer a portion of the Participant's Base Salary and/or all or a portion of the Participant's Bonus.

         2.10 "EFFECTIVE DATE" means April 1, 2001, the date of the establishment of the Plan.

         2.11 "ELECTIVE DEFERRAL" means the portion of Base Salary the receipt of which is deferred by a Participant under Section 4.1 with respect to a Plan Year.

         2.12 "ELIGIBLE EMPLOYEE" means an Employee who satisfies the eligibility requirements set forth in Article 3.

         2.13 "EMPLOYEE" means an employee of an Employer who is an eligible employee within the meaning of the Qualified Plan.

         2.14 "EMPLOYER" means the Company or an affiliated corporation of the Company that is an adopting employer under the Qualified Plan.

         2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder. Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

         2.16 "LIMIT" means the Code Section 402(g) limit, and for 2001 the Code
Section 401(a)(17), under the Qualified Plan.

         2.17 "MATCHED DEFERRAL" means a Participant's Elective Deferrals and Bonus Deferrals under the Plan after the Participant reaches the Limit.

         2.18 "MATCHING ALLOCATION" means an allocation by the Employer for the benefit of a Participant who is an Eligible Employee, as described in Section 4.4.

         2.19 "PARTICIPANT" means a current or former Eligible Employee who participates in the Plan in accordance with Article 3 or maintains an Account balance hereunder.

         2.20 "PAYMENT FORM" means the document or documents, voice response or electronic media prescribed by the Plan Administrator pursuant to which a Participant shall elect the time and form for distribution of his or her Account balance, as provided under Article 7.

         2.21 "PLAN" means the Waste Management, Inc. Deferral Savings Plan as provided herein and as amended from time to time.

         2.22 "PLAN ADMINISTRATOR" means the individual, individuals or committee designated by the Company as responsible for the administration of the Plan. Unless the Company determines otherwise, the Administrative Committee of the Waste Management Employee Benefit Plans (the "Administrative Committee") shall be the Plan Administrator. Notwithstanding the foregoing, in the event of a Change in Control, the Plan Administrator shall be those individuals who were members of the Board of Directors of the Company immediately prior to the Change in Control and who continue as directors of the Company thereafter, but if there are no continuing directors, the Plan Administrator shall be the Compensation Committee of the Board of Directors of the Company as constituted prior to the Change in Control.

         2.23 "PLAN COMMITTEE" means the committee designated by the Company as having the authority to amend and/or terminate the Plan. Unless the Company determines otherwise, the Plan Committee shall consist of the same members as the Administrative Committee.

         2.24 "PLAN YEAR" means the calendar year; provided, that, for administrative purposes the initial Plan year shall begin on the Effective Date and end on December 31, 2001.

         2.25 "QUALIFIED PLAN" means the Waste Management Retirement Savings Plan, as amended from time to time.

         2.26 "TOTAL COMPENSATION" means for a Plan Year the sum of an Eligible Employee's Base Salary and Bonus.

         2.27 "TRANSFERRED AMOUNT" means the amount transferred, if any, from the USA Waste Services, Inc. Executive Deferral Plan to this Plan pursuant to a Participant's voluntary election.

                                    ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY.

         (a) An Employee whose stated Base Salary and target Bonus as of the first day of a Plan Year exceeds the annual compensation limit established under Code Section 401(a)(17) for such Plan Year shall be eligible to participate in the Plan for such Plan Year. For any Plan Year beginning on or after January 1, 2002, an Employee shall be eligible to participate in the Plan for a Plan Year if his or her stated Base Salary for the year before the Plan Year equals or exceeds

$170,000, or if the Employee is hired during the Plan Year, his or her stated Base Salary on the Employee's date of hire equals or exceeds $170,000.

         (b) Prior to each Plan Year, the Plan Administrator shall determine the identity of those Employees who are eligible to commence their participation in the Plan pursuant to Section 3.1(a) and those Participants who may continue their participation in the Plan for such Plan Year pursuant to Section 3.1(a). The Plan Administrator will notify those Employees of their eligibility to participate (or continue participation) in the Plan and provide them with a Deferral Form. The Plan Administrator shall have the sole discretion to determine eligibility pursuant to the Plan.

         3.2 PARTICIPATION. An Eligible Employee who properly completes a Deferral Form shall become a Participant in the Plan on the first date as of which an Elective Deferral or Bonus Deferral is credited to his or her Account. A Participant in the Plan shall continue to be a Participant so long as any amount remains credited to his or her Account.

         3.3 SUSPENSION OF PARTICIPATION. If the Plan Administrator determines that a Participant currently making Elective Deferrals or receiving Matching Allocations no longer satisfies the eligibility requirements of Section 3.1(a) during the Plan Year, the Plan Administrator may suspend the Participant's Elective Deferrals and Matching Allocations until the next following Plan Year as of which the Participant again satisfies such eligibility requirements. In such circumstance, the Plan Administrator shall notify the Participant of such suspension. If the Participant's participation is suspended as described in this
Section 3.3 and the Plan Administrator determines that the Participant again satisfies the eligibility requirements of Section 3.1(a), the Plan Administrator shall notify the Participant, and the Participant shall be permitted to resume active participation in the Plan as of the next following Plan Year.

                                    ARTICLE 4
                           DEFERRALS AND CONTRIBUTIONS

         4.1 ELECTIVE DEFERRALS. With respect to any Plan Year, an Eligible Employee may irrevocably elect to defer, on a pre-tax basis, up to 25% (in whole percentages) of his or her Base Salary. Such an election is a separate and independent election from an election to defer compensation under the Qualified Plan.

         4.2 BONUS DEFERRALS. With respect to any Plan Year, an Eligible Employee may irrevocably elect to defer all or a portion of his or her Bonus (in whole percentages). Notwithstanding the foregoing, the amount of an Eligible Employee's Bonus eligible for deferral in a given Plan Year shall not exceed the Bonus reduced by sum of any before-tax contributions made to the Qualified Plan and the amount necessary to satisfy the tax due for FICA with respect to such Bonus.

         4.3 ELECTIONS.

         (a) TIME FOR MAKING DEFERRAL ELECTIONS.

                  (i)      ELECTIVE DEFERRALS.

                           (A) Generally. An election to defer Base Salary shall be made prior to the calendar year in which the Base Salary is earned; provided, that, for the Plan Year beginning on the Effective Date, such elections shall be made prior to April 1, 2001 and shall only be effective for Base Salary earned on and after such date. The Plan Administrator will notify each Eligible Employee of the applicable election period and deadline for filing such elections.

                           (B) Newly Eligible Employees. In the case of an Eligible Employee in his or her first year of employment, an election to defer Base Salary must be made within 30 days after the Eligible Employee begins employment and at least five business days before the commencement of the first payroll period for which the election is effective. Such elections are effective only with respect to Base Salary earned after the effective date of the election.

                  (ii) BONUS DEFERRALS. An election to defer Bonuses must be made on or before December 31 of the Plan Year that precedes the Plan Year in which the Bonus is otherwise paid.

         (b) DEFERRAL FORMS; IRREVOCABILITY. All Deferral Forms for Elective and Bonus Deferrals must be timely filed, recorded or otherwise made in the manner prescribed by the Plan Administrator. An Eligible Employee may change a prior election up to the date established under Section 4.3(i) or (ii), as applicable. However, from and after the last date permitted for making such elections, all deferral elections pursuant to this Article 4 shall be irrevocable.

         (c) NO ELECTION. A Deferral Form for a Plan Year shall not apply to subsequent Plan Years. If no election to defer Base Salary or Bonuses is made for a given Plan Year, no deferrals shall be made for such Plan Year.

         4.4 MATCHING ALLOCATIONS.

         (a) No later than the latest date permitted by Code Section 404 for matching contributions under the Qualified Plan with respect to each Plan Year thereunder (or such later date that the need for a matching contribution is determined), the Employer shall credit a Matching Allocation to the Account of each Participant who is an Eligible Employee and is entitled to such a contribution pursuant to Section 4.4(b).

         (b) With respect to each payroll period after a Participant reaches the Limit, such Participant shall receive a Matching Allocation equal to (i) 100% of the Participant's Matched Deferrals up to 3% of the Participant's Total Compensation, plus (ii) 50% of the Participant's Matched Deferrals in excess of 3% of the Participant's Total Compensation, up to 6% of the Participant's Total Compensation. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion, may adjust a Participant's Matching Allocation to the extent necessary to ensure that he or she does not receive matching contributions under this Plan and the Qualified Plan that exceed the sum of (i) 100% of the Participant's deferrals under this Plan and elective contributions under the Qualified Plan up to 3% of Total Compensation and (ii) 50% of the

Participant's deferrals under this Plan and elective contributions under the Qualified Plan in excess of 3% of Total Compensation, up to 6% of Total Compensation.

                                    ARTICLE 5
                                    ACCOUNTS

         5.1 ACCOUNTS. The Plan Administrator shall establish an Account for each Participant to reflect Elective Deferrals, Bonus Deferrals, Matching Allocations, if any, and Transferred Amounts made for the Participant's benefit together with any adjustments for income, gain or loss and any payments from the Account. A separate sub-account shall be established for Elective Deferrals, Bonus Deferrals, if any, and Matching Allocations, if any. Elective Deferrals shall be credited as of the end of each payroll period, and Bonus Deferrals shall be credited as of the date on which the Bonus would otherwise be paid. The Accounts are established solely for the purposes of tracking Elective Deferrals, Bonus Deferrals, Matching Allocations and any income adjustments thereto. The Accounts shall not be used to segregate assets for payment of any amounts deferred or allocated under the Plan.

         5.2 INVESTMENTS.

         (a) Amounts credited to each Participant's Account shall be deemed invested, in accordance with the Participant's directions, in one or more investment funds that are available under the Plan. If a Participant does not make investment elections with respect to amounts credited to his or her Account, such amounts shall be deemed invested in the Moderate Asset Allocation Fund or such other investment fund as the Investment Committee of the Waste Management Employee Benefit Plans may direct.

         (b) A Participant shall make his or her investment fund selections at such time as he or she files the Deferral Form, as described in Article 4. Investments must be made in whole percentages. A Participant may change his or her investment elections at any time, or may reallocate amounts invested among the investment funds available under the Plan.

         (c) Expense charges for transactions performed for each Participant's sub-account shall be debited against each respective sub-account and shall be listed on the quarterly statement. Other Plan charges and administrative expenses will be paid by the Employer without debit against Participant Accounts.

         5.3 STATEMENTS. As soon as practicable following the last business day of each calendar quarter, the Plan Administrator (or its designee) shall provide the Participant with a statement of such Participant's Account reflecting the deemed income, gains and losses (realized and unrealized), amounts of deferrals and distributions with respect to such Account since the prior statement.

                                    ARTICLE 6
                                     VESTING

         Subject to the provisions of Sections 7.4, 7.5 and 8.1, a Participant shall at all times have a fully vested and nonforfeitable right to all Elective Deferrals, Bonus Deferrals, if any, and

Matching Allocations, if any, credited to the Participant's Account, adjusted for deemed income, gain and loss attributable thereto.

                                    ARTICLE 7
                            DISTRIBUTION OF ACCOUNTS

         7.1 ELECTION AS TO TIME AND FORM OF PAYMENT.

         (a) GENERAL PAYMENT OPTIONS. Except as otherwise permitted in this
Article 7, a Participant may elect, on a Payment Form, one of the following payment options for all amounts credited to a Participant's Account:

                  (i) a lump sum payment in February of the calendar year following either (A) a future date or age that occurs on or after termination of employment, or (B) retirement at age 65; or

                  (ii) annual installments over a period of up to ten years (as elected by the Participant), to begin in February of the calendar year following a specific date or age.

         Any such election shall be made in accordance with procedures and rules established by the Plan Administrator.

         If a Participant does not make an election, distribution shall be made in a single lump sum in February of the calendar year following the Participant's termination of employment. Payments from a Participant's Account may be in cash or in property, as determined by the Plan Administrator or the trustee of any existing trust from which payment is made.

         For purposes of the Plan, a Participant shall terminate employment when the Participant separates from service with the Company and all majority-owned subsidiaries of the Company. However, temporary absence from employment because of illness, vacation, approved leaves of absences, and transfers of employment among the Company and its majority-owned subsidiaries shall not be considered a termination of employment or an interruption of employment.

         (b) SCOPE OF ELECTIONS. The elections under this Section 7 shall apply to all amounts credited to a Participant's Account.

         (c) PERMITTED CHANGES. Subject to approval by the Plan Administrator, a Participant may change the payment form or date elected for distribution of his or her Account under Section 7.1(a) before any payment is made under his or her existing election by properly completing a new Payment Form and filing such form with the Plan Administrator at least 12 months before the first payment is due under the new election. Such change shall apply to all amounts credited to the Participant's Account.

         7.2 DEATH.

         (a) If a Participant dies before payment or complete distribution (in the case of installment payouts) of his or her Account, all amounts credited to the Participant's Account shall be paid to the Participant's designated Beneficiary, according to the Participant's distribution election, unless the Plan Administrator elects, in its sole discretion, to pay out a Participant's Account balance in a single lump sum as soon as practicable following the date of the Participant's death.

         (b) A Participant may designate a Beneficiary by notifying the Plan Administrator in writing, at any time before Participant's death, on a form prescribed by the Plan Administrator for that purpose. A Participant may revoke any Beneficiary designation or designate a new Beneficiary at any time without the consent of a Beneficiary or any other person. If no Beneficiary is designated or no Beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to the Participant's estate.

         7.3 UNFORESEEABLE EMERGENCY. If a Participant experiences an unforeseeable emergency, the Plan Administrator, in its sole discretion, may pay to the Participant only that portion, if any, of the Participant's Account that the Plan Administrator determines is necessary to satisfy such emergency, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant requesting a distribution due to an unforeseeable emergency shall apply for the distribution in writing using a form prescribed by the Plan Administrator for that purpose and shall provide such additional information as the Plan Administrator may require. For purposes of the Plan, an "unforeseeable emergency" is an unanticipated emergency that is caused by an event beyond the control of the Participant or Beneficiary and that would result in severe financial hardship to the Participant or Beneficiary if withdrawal is not permitted. Unforeseeable emergencies may include:

         (a) Expenses that are not covered by insurance and that the Participant or his or her spouse or dependent has incurred as a result of, or is required to incur in order to receive medical care;

         (b) The need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

         (c) Any other circumstance that is determined by the Plan Administrator, in the Plan Administrator's sole discretion, to constitute an unforeseeable emergency if an event or circumstance (i) cannot be relieved through reimbursement and is not covered by insurance, (ii) cannot be reasonably relieved by the liquidation of the Participant's or Beneficiary's assets, unless such liquidation itself would cause a severe financial hardship, and (iii) is consistent with the intent of Treasury Regulation Section 1.457-2(h)(4) and (5).

         7.4 EARLY DISTRIBUTION. Notwithstanding the foregoing provisions of this Article VII or the provisions of any applicable deferral election, a Participant may elect to receive a lump-sum payment of any or all of his or her Account balance prior to the date prescribed in Section 7.1(a). Such payment shall be made as soon as practicable following the date as of which the Participant requests such payment. The Plan Administrator shall impose a penalty for such early payment, in an amount equal to 10% of the Account balance to be distributed, and such penalty shall be deducted from the distribution and forfeited by the Participant.

         7.5 TAXES. Income taxes and other taxes payable with respect to an Account shall be deducted from such Account. All federal, state or local taxes that the Plan Administrator determines are required to be withheld from any payments made pursuant to this Article 7 shall be withheld.

                                    ARTICLE 8
                               PLAN ADMINISTRATION

         8.1 PLAN ADMINISTRATION AND INTERPRETATION. The Plan Administrator shall oversee the administration of the Plan. The Plan Administrator shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, Beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan. Benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the Eligible Employee, Participant or Beneficiary is entitled to them. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual serving as Plan Administrator who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Employer or a trustee (if any). The Plan Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

         8.2 POWERS, DUTIES, PROCEDURES. The Plan Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as the Plan Administrator may establish.

         8.3 INFORMATION. To enable the Plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, retirement, death, termination of employment, and such other pertinent facts as the Plan Administrator may require.

         8.4 INDEMNIFICATION OF PLAN ADMINISTRATOR. The Employer agrees to indemnify and to defend to the fullest extent permitted by law any director, officer or employee who serves as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including reasonable attorneys' fees and amounts paid in settlement of any claims approved by the Employer in writing in advance) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

                                    ARTICLE 9
                            AMENDMENT AND TERMINATION

         9.1 AUTHORITY TO AMEND AND TERMINATE. Subject to Section 9.2, the Plan Committee shall have the right to amend or terminate the Plan at any time. If the Plan is terminated and a trust is established (as described in Section 10.1), the Company may (a) elect to continue to maintain the trust to pay benefits hereunder as they become due as if the Plan had not terminated, or (b) direct the trustee to pay promptly to Participants (or their Beneficiaries) the balance of their Accounts.

         9.2 EXISTING RIGHTS. No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the later of the date such amendment or termination is adopted or effective.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 NO FUNDING. The Company intends that the Plan constitute an "unfunded" plan for tax purposes and for purposes of Title I of ERISA; provided that the Plan Administrator may authorize the creation of trusts and deposit therein cash or other property, or make other arrangements to meet the Company's obligations under the Plan, and further provided that such a trust shall be established upon a Change in Control, if none has previously been established, and the Company shall make a contribution to such trust effective as of the date of the Change in Control in an amount equal to the sum of the value of all Participant Accounts (including deemed investment gains) under the Plan as of such date and all contributions made to the Trust as of the date of the Change in Control shall thereafter be irrevocable until all Accounts under the Plan have been paid in full. Such trusts or other arrangements shall be consistent with the unfunded status of the Plan, unless the Plan Administrator otherwise determines with the consent of each Participant. In the event that such a trust or other arrangement is established, any Matching Allocations under the Plan may be made in cash or in property (either in part or in whole), including common stock of the Company.

         10.2 GENERAL CREDITOR STATUS. The Plan constitutes a mere promise by the Company to make payments in accordance with the terms of the Plan and Participants and Beneficiaries shall have the status of general unsecured creditors of the Company. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Company or of any other person.

         10.3 NON-ASSIGNABILITY. None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds that he or she may expect to receive, contingently or otherwise under the Plan.



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

         10.4 LIMITATION OF PARTICIPANT'S RIGHTS. Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of an Employer, or to interfere, in any way, with an Employer's right to terminate the employment of a Participant in the Plan at any time, with or without cause.

         10.5 PARTICIPANTS BOUND. Any action with respect to the Plan taken by the Plan Administrator or a trustee (if any), or any action authorized by or taken at the direction of the Plan Administrator or a trustee (if any), shall be conclusive upon all Participants and Beneficiaries entitled to benefits under the Plan.

         10.6 SATISFACTION OF CLAIMS; UNCLAIMED BENEFITS. Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims under the Plan against the Employer, the Plan Administrator and a trustee (if any) under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Employer or a trustee (if any) to follow the application of such funds. In the case of a benefit payable on behalf of a Participant, if the Plan Administrator is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Plan Administrator's determination thereof, such benefit shall be forfeited to the Company. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan by the Company.

         GOVERNING LAW AND SEVERABILITY. The Plan shall be construed, administered, and governed in all respects under and by the laws of the State of Texas. If any provision is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         10.7 NOT CONTRACT OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person's right to terminate his employment at any time.

         10.8 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         10.9 HEADINGS. Headings and subheading in the Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.



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

                                      * * *

         IN WITNESS WHEREOF, the undersigned officer of Waste Management, Inc. has executed this document to certify its adoption by Waste Management, Inc. as of the effective date provided herein.


                                         WASTE MANAGEMENT, INC.


                                         By:
                                             ----------------------------------

                                         Its:
                                              ---------------------------------




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